UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08227

DWS Investors Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

AUGUST 31, 2006

Annual Report
to Shareholders

DWS Japan Equity Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Returns shown for Class B prior to its inception on August 10, 1998 and for Class C prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of the DWS Japan Equity Fund with an inception date of October 20, 1997 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06
DWS Japan Equity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	25.48%	19.54%	11.57%	9.16%
Class B	24.61%	18.63%	10.81%	8.18%
Class C	24.61%	18.67%	10.79%	8.35%
TOPIX Index+	23.12%	18.80%	9.65%	4.10%

Sources: Lipper Inc. and Deutsche Investment Management America Inc.

* The Fund commenced operations on October 20, 1997. Index returns began on October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/06	$ 17.18	$ 17.07	$ 17.07
8/31/05	$ 14.65**	$ 14.66	$ 14.66
Distribution Information: Twelve Months: Capital Gains as of 8/31/06	$ 1.20	$ 1.20	$ 1.20

** Net asset value has been updated to reflect the effects of a reverse stock split effective November 11, 2005. (See Note H in Notes to Financial Statements.)

Class A Lipper Rankings — Japanese Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	41	20
3-Year	8	of	37	22
5-Year	3	of	33	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Japan Equity Fund — Class A [] TOPIX Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,826	$16,102	$16,296	$20,490
	Average annual total return	18.26%	17.21%	10.26%	8.43%
Class B	Growth of $10,000	$12,161	$16,497	$16,604	$20,075
	Average annual total return	21.61%	18.16%	10.67%	8.18%
Class C	Growth of $10,000	$12,461	$16,712	$16,690	$20,369
	Average annual total return	24.61%	18.67%	10.79%	8.35%
TOPIX Index+	Growth of $10,000	$12,312	$16,767	$15,853	$14,264
	Average annual total return	23.12%	18.80%	9.65%	4.10%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 20, 1997. Index returns began on October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Average Annual Total Returns as of 8/31/06
DWS Japan Equity Fund	1-Year	3-Year	Life of Class*
Class S	25.81%	19.83%	14.41%
TOPIX Index+	23.12%	18.80%	15.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on July 15, 2002. Index returns began on July 31, 2002.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/06	$ 17.22
8/31/05	$ 14.65**
Distribution Information: Twelve Months: Capital Gains as of 8/31/06	$ 1.20

** Net asset value has been updated to reflect the effects of a reverse stock split effective November 11, 2005. (See Note H in Notes to Financial Statements.)

Class S Lipper Rankings — Japanese Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	41	17
3-Year	6	of	37	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Japan Equity Fund — Class S [] TOPIX Index+

Comparative Results as of 8/31/06
DWS Japan Equity Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$12,581	$17,206	$17,432
	Average annual total return	25.81%	19.83%	14.41%
TOPIX Index+	Growth of $10,000	$12,312	$16,767	$18,080
	Average annual total return	23.12%	18.80%	15.61%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns began July 31, 2002.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 969.50	$ 966.00	$ 966.00	$ 970.70
Expenses Paid per $1,000*	$ 7.05	$ 10.75	$ 10.70	$ 5.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,018.05	$ 1,014.27	$ 1,014.32	$ 1,019.26
Expenses Paid per $1,000*	$ 7.22	$ 11.02	$ 10.97	$ 6.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Japan Equity Fund	1.42%	2.17%	2.16%	1.18%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Japan Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Japan Equity Fund, formerly Scudder Japanese Equity Fund. DeAM, Inc. or Deutsche Asset Management (Japan) Limited ("DeAMJ"), the fund's subadvisor, is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMJ are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenji Chihara

Director of Deutsche Asset Management (Japan) Limited and Portfolio Manager of the fund.

Joined Deutsche Trust Bank in 1997 and transferred to Deutsche Asset Management (Japan) Limited in October 2005.

Joined the fund in 2005.

Formerly Chief Investment Officer of Deutsche Trust Bank.

Over 18 years of investment industry experience.

Previously served as Japanese Equity Fund Manager at Okasan Investment Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management.

BA, Kyushu University, Chartered Member of the Security Analysts Association of Japan.

In the following interview, Portfolio Manager Kenji Chihara discusses DWS Japan Equity Fund's strategy and the market environment during the 12-month period ended August 31, 2006.

Q: How did Japan's economy and stock market perform during the annual reporting period?

A: The Japanese stock market, as measured by the fund's benchmark — the TOPIX Index — produced a total return of 29.93% in local currency terms for the one-year period under review.1 However, the depreciation of the yen relative to the dollar took a bite out of the return for US investors. At the beginning of the period, 110.69 yen were required to purchase one US dollar; by the end of the period, this number had risen to 117.40 — signifying weakness in the currency.2 As a result, the return of the TOPIX in US dollar terms was reduced to 23.12%.

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

The first half of the annual reporting period was characterized by a strong rally in the Japanese equity market, as both domestic and foreign investors accelerated their purchases on the expectation of improved corporate earnings and an end to deflation (i.e., falling price levels). One of the most notable developments during this time was that Japan's core consumer price inflation (CPI) rose for the first time in two years in December, signaling that Japan is in the final stages of overcoming deflation.

This bullish sentiment was dampened suddenly at the beginning of January by a major corporate scandal involving the Internet company Livedoor. When the news broke that the company's management had cheated on its financial statements, suspicion was cast on growth stocks in general, leading to a deterioration in investor confidence. The market traded sideways for several months in the wake of the scandal, before embarking on a growth period that lasted until mid-May. A sharp sell-off ensued over the subsequent month, however, on concerns over the slowing US economy, higher oil prices, and the likelihood that the Bank of Japan would begin raising interest rates. At its lowest point, the stock market had given back all of the gains it had established in the previous seven months.

In mid-June, however, stock prices reversed course once again, reflecting a resurgence in investor confidence worldwide. Signs of continued growth in Japan, along with the fact that most investors came to believe the US Federal Reserve was finished raising interest rates, enabled the stock market to recover a substantial portion of the ground it had lost in the spring sell-off and allowed it to finish the fund's fiscal year with a strong gain.

In terms of sector performance, stocks related to the real estate and commodities industries outperformed the benchmark. On the other hand, the air and sea transportation sector underperformed as higher fuel prices were seen as being a catalyst for lower profit margins. Consumer finance stocks also underperformed due to regulatory changes that are expected to reduce their profits over time.

Q: How did the fund perform during the period?

A: For the one-year period ended August 31, 2006, the fund's Class A shares rose 25.48% (unadjusted for sales charges), outperforming the 23.12% US dollar return of its benchmark, the TOPIX Index. The fund's Class A shares also outpaced the 21.73% average return of the 41 funds in its Lipper peer group, Japanese Funds, and finished in the top 20% of the group.3 The fund's Class A shares' three- and five-year average annualized returns of 19.54% and 11.57% are also above the average peer group returns of 17.60% and 8.58%, respectively, during those periods. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete standardized performance.

3 The Lipper Japanese Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. It is not possible to invest directly into a Lipper category.

Q: What were the key factors behind the fund's outperformance?

A: Both sector allocation and stock selection contributed positively to the fund's outperformance. With respect to sector allocation, the fund's overweight positions in the iron and steel and real estate sectors were the top contributors. Underweight positions in certain defensive sectors — including information and communication, electric and gas, and foods — also contributed to the fund's returns. On the other hand, overweight positions in the oil/coal and services sectors detracted from performance.4

4"Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of stock selection, positive contributions came from Komatsu Ltd. (construction equipment), Mitsui Fudosan Co., Ltd. (real estate), Mizuho Financial Group, Inc. (banking) and The Sumitomo Trust & Banking Co., Ltd.. Komatsu Ltd., which benefited from its position in China's fast-growing market for construction equipment, performed well during the year. Mitsui Fudosan Co., Ltd. rallied strongly in the second half of 2005 as a broad recovery in asset prices pushed up real estate-related stocks. Meanwhile, the prospect for rising interest rates benefited the large-sized banks, since this shift would enable them to charge higher lending rates.

Notable detractors were ARRK Corp. (manufacturing) and Central Finance Co., Ltd. (consumer finance). ARRK, a maker of prototype design models for the auto and electronics industries, revised down its earnings forecast due to higher input prices. Central Finance was hurt by the regulatory changes that were seen as being likely to have a negative effect on the consumer finance industry.

Q: What notable changes have you made to the portfolio?

A: At the beginning of the annual reporting period, the fund had a high exposure to real estate-related companies such as Mitsui Fudosan Co., Ltd. and Mitsubishi Estate Co., Ltd. (not held by the portfolio at the end of the reporting period), based on our belief that Japanese asset prices would continue to recover. At the beginning of 2006, however, investors began to speculate that the Bank of Japan would have to start raising interest rates. This shift in the central bank's monetary policy was seen as being a negative for real estate companies, but a positive for mega-banks since it would likely lead to higher profit margins. Given this changing backdrop, we elected to reduce the fund's portfolio weighting in real estate-related stocks and increase its exposure to large-cap bank stocks.

Another shift during the course of the year was our decision to increase the fund's weighting in iron and steel companies. While higher input prices made many investors cautious on this sector, we believed that major Japanese steel companies could maintain their profit margins given their shift to higher-end products. With this in mind, we rotated from Nippon Steel into JFE Holdings, Inc. on the belief that the latter had become more attractive on a relative basis.

In terms of other portfolio activities, we participated in the initial public offering (IPO) of Pacific Golf Group International Holdings, and sold all of the portfolio's position in the stock above our target price level following its sharp rally. In the auto sector, we sold Nissan Motor, believing that high gasoline prices would dampen the demand for light trucks in the United States. On the other hand, we considered some auto-parts makers that had established themselves as survivors amid tough global competition to be more attractive. Consequently, we added both Aisin Seiki Co., Ltd. and Stanley Electric Co., Ltd. to the fund's portfolio.

As a result of our bottom-up individual stock selection process, the fund holds overweight positions in the iron and steel, machinery and service sectors, and underweights in electric power and gas, insurance, foods and pharmaceuticals.

Q: What factors do you see affecting Japan's market for mid to longer term?

A: The Nikkei 225 and TOPIX indices both have doubled over the past three years, led by asset-related shares such as banking and real estate stocks. Although the interest rate tightening initiatives by the world's major central banks have eroded investor optimism so far in 2006, we believe the foundation is in place for Japan's market to continue its trend of outperformance. We believe three key themes will drive Japanese market performance in the medium to long term.

First, capital expenditures in Japan are expected to increase both this year and next year. As a result, the manufacturing sectors are in position to assume leadership and push the broader market higher, just as the asset-related sectors did over the last three years. We believe that the manufacturing sector remains relatively undervalued, meaning that there is upside potential for its market performance if capital expenditures do indeed increase.

Secondly, Japan's geographic proximity to other Asian countries has allowed it to take part in the region's stellar economic growth. By shifting assembly plants to Southeast Asia and focusing efforts on research and development, Japan has developed both unique and advanced technologies and a mutually beneficial relationship with the Asian member countries. The continued increase in trade volumes between Japan and other Asian countries provides an illustration of this important trend. In addition, in terms of its scale, liquidity (i.e., the ease of trading shares), and transparency, the Japanese market has grown to be viewed as one of the best markets in which global investors can take advantage of the growth opportunities in Asia. Longer term, we believe that strong growth in the Asian countries will lead to sustainable economic growth in Japan.

Finally, the increasing emphasis on corporate governance and shareholder-oriented management practices, as well as a surge in merger and acquisition (M&A) activity, is rapidly transforming traditional Japanese business customs to a model more similar to that practiced in the West. Today, at a time when M&A events are more prevalent, the chief executive officers of Corporate Japan can no longer afford to ignore shareholder value. As a result, dividend payouts have risen rapidly for three years running. We believe such important structural changes in corporate activity, which have just started, will continue to attract global investors to Japan.

With this as a backdrop, we will continue to use a bottom-up, research-based approach to select what we believe are reasonably valued companies with attractive growth prospects.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	8/31/06	8/31/05

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/06	8/31/05

Consumer Discretionary	22%	20%
Financials	20%	18%
Industrials	19%	24%
Materials	19%	19%
Information Technology	12%	13%
Telecommunication Services	3%	2%
Health Care	2%	4%
Energy	2%	—
Consumer Staples	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2006 (28.6% of Net Assets)
1. Mizuho Financial Group, Inc. Provider of financial services	3.5%
2. Sumitomo Mitsui Finance Group, Inc. A holding company that provides commercial banking and other financial services	3.5%
3. Toyota Motor Corp. Manufacturer of diversified automotive products	3.1%
4. Nippon Shokubai Co., Ltd. Manufactures and sells basic and fine chemicals	2.9%
5. JFE Holdings, Inc. Conductor of steel production and integrated engineering services	2.8%
6. Nomura Holdings, Inc. Provider of financial services	2.8%
7. Canon, Inc. Producer of visual image and information equipment	2.8%
8. Mitsubishi UFJ Financial Group, Inc. Provider of a variety of financial and investment services	2.7%
9. Denso Corp. Manufactures electronic parts for automobiles	2.3%
10. Mitsui Fudosan Co., Ltd. Provider of real estate services	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2006

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 21.7%
Auto Components 6.2%
Aisin Seiki Co., Ltd.	121,800	3,693,582
Bridgestone Corp.	73,400	1,563,099
Denso Corp.	139,300	4,853,162
Stanley Electric Co., Ltd.	123,400	2,696,205
		12,806,048
Automobiles 6.7%
Honda Motor Co., Ltd.	99,100	3,368,193
Mazda Motor Corp.	95,000	608,544
Toyota Motor Corp.	120,600	6,543,907
Yamaha Motor Co., Ltd.	130,200	3,471,408
		13,992,052
Household Durables 3.6%
Hitachi Koki Co., Ltd.	158,000	2,150,722
Makita Corp.	32,100	943,354
Sharp Corp.	241,000	4,311,086
		7,405,162
Media 1.5%
Daiichikosho Co., Ltd.	270,300	3,149,797
Specialty Retail 3.7%
Alpen Co., Ltd.*	61,100	1,795,604
Daiki Co., Ltd.	137,300	1,500,540
Homac Corp.	42,100	633,679
NAFCO Co., Ltd.	62,200	1,907,407
USS Co., Ltd.	28,640	1,941,943
		7,779,173
Consumer Staples 1.4%
Food & Staples Retailing
Seven & I Holdings Co., Ltd.	83,500	2,951,787
Energy 1.5%
Oil, Gas & Consumable Fuels
Nippon Mining Holdings, Inc.	428,000	3,135,398
Financials 19.4%
Capital Markets 4.1%
Nomura Holdings, Inc.	295,900	5,721,649
SBI Holdings, Inc.	7,129	2,717,516
		8,439,165
Commercial Banks 11.0%
Mitsubishi UFJ Financial Group, Inc.	412	5,615,230
Mizuho Financial Group, Inc.	913	7,380,527
Sumitomo Mitsui Finance Group, Inc.	639	7,184,974
The Sumitomo Trust & Banking Co., Ltd.	244,000	2,600,145
		22,780,876
Consumer Finance 0.6%
Central Finance Co., Ltd.	199,000	1,237,446
Real Estate Management & Development 3.7%
Kenedix, Inc.	650	3,133,864
Mitsui Fudosan Co., Ltd.	208,000	4,659,824
		7,793,688
Health Care 2.0%
Pharmaceuticals
Astellas Pharma, Inc.	63,200	2,562,562
Tsumura & Co.	67,000	1,680,779
		4,243,341
Industrials 19.0%
Commercial Services & Supplies 4.1%
ARRK Corp.	80,800	973,908
Asahi Pretec Corp.	70,800	2,677,729
Fullcast Co., Ltd.	378	1,178,483
Toppan Printing Co., Ltd.	325,000	3,676,477
		8,506,597
Construction & Engineering 3.0%
Kajima Corp.	519,000	2,405,009
Obayashi Corp.	554,000	3,836,637
		6,241,646
Machinery 6.0%
FANUC Ltd.	19,800	1,570,237
Hitachi Construction Machinery Co., Ltd.	74,100	1,634,814
Komatsu Ltd.	230,100	4,204,306
Kubota Corp.	342,000	2,814,192
SMC Corp.	17,900	2,392,359
		12,615,908
Road & Rail 2.2%
East Japan Railway Co.	374	2,762,111
Hamakyorex Co., Ltd	62,400	1,780,655
		4,542,766
Trading Companies & Distributors 3.7%
Mitsubishi Corp.	98,400	2,003,288
Sumitomo Corp.	269,000	3,636,466
UFJ Central Leasing Co., Ltd.	43,900	2,038,034
		7,677,788
Information Technology 12.3%
Electronic Equipment & Instruments 4.7%
Dainippon Screen Manufacturing Co., Ltd.	300,000	2,522,254
Hoya Corp.	55,400	2,015,060
Iriso Electronics Co., Ltd.	29,000	1,064,696
Keyence Corp.	9,120	2,104,526
Nippon Electric Glass Co., Ltd.	85,000	2,063,546
		9,770,082
Internet Software & Services 0.5%
Access Co., Ltd.*	144	965,356
IT Services 1.0%
NS Solutions Corp.	82,000	2,116,445
Office Electronics 2.8%
Canon, Inc.	115,000	5,720,857
Semiconductors & Semiconductor Equipment 3.3%
Japan Electronics Materials Corp.	64,200	1,689,833
Micronics Japan Co., Ltd.	71,600	2,104,178
ULVAC, Inc.	92,100	3,114,588
		6,908,599
Materials 18.3%
Chemicals 10.8%
Hitachi Chemical Co., Ltd.	102,500	2,479,663
JSR Corp.	102,200	2,433,230
Nippon Shokubai Co., Ltd.	497,000	5,973,568
Taiyo Ink Manufacturing Co., Ltd.	48,400	2,469,577
Teijin Ltd.	376,000	2,017,803
Tosoh Corp.	520,000	1,984,412
Ube Industries Ltd.	1,045,000	2,857,404
ZEON Corp.	182,000	2,094,484
		22,310,141
Metals & Mining 7.5%
Dowa Mining Co., Ltd.	270,000	2,460,923
Godo Steel Ltd.	365,000	2,086,247
Hitachi Metals Ltd.	264,000	2,626,620
JFE Holdings, Inc.	142,400	5,798,134
Osaka Steel Co., Ltd.	131,700	2,675,621
		15,647,545
Telecommunication Services 3.0%
Wireless Telecommunication Services
KDDI Corp.	569	3,756,335
NTT DoCoMo, Inc.	1,538	2,384,395
		6,140,730
Total Common Stocks (Cost $196,876,233)		204,878,393

Cash Equivalents 0.6%
Cash Management QP Trust, 5.33% (a) (Cost $1,230,106)	1,230,106	1,230,106
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $198,106,339)+	99.2	206,108,499
Other Assets and Liabilities, Net	0.8	1,637,596
Net Assets	100.0	207,746,095

* Non-income producing security.

+ The cost for federal income tax purposes was $199,251,636. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $6,856,863. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,520,181 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,663,318.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006
Assets
Investments: Investments in securities, at value (cost $196,876,233)	$ 204,878,393
Investment in Cash Management QP Trust (cost $1,230,106)	1,230,106
Total investments in securities, at value (cost $198,106,339)	206,108,499
Receivable for investments sold	1,695,942
Dividends receivable	95,278
Interest receivable	6,539
Receivable for Fund shares sold	2,387,571
Other assets	36,865
Total assets	210,330,694
Liabilities
Payable for investments purchased	1,527,060
Payable for Fund shares redeemed	660,030
Accrued advisory fee	139,650
Other accrued expenses and payables	257,859
Total liabilities	2,584,599
Net assets, at value	$ 207,746,095
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	8,002,160
Foreign currency related transactions	(1,146)
Accumulated net realized gain (loss)	31,706,304
Paid-in capital	168,038,777
Net assets, at value	$ 207,746,095

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($69,965,621 ÷ 4,071,354 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 17.18
Maximum offering price per share (100 ÷ 94.25 of $17.18)	$ 18.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,755,889 ÷ 805,730 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 17.07

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($58,965,753 ÷ 3,454,480 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 17.07
Class S Net Asset Value, offering and redemption price(a) per share ($65,058,832 ÷ 3,777,442 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 17.22

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $130,008)	$ 1,727,256
Interest — Cash Management QP Trust	240,883
Interest	1,032
Total Income	1,969,171
Expenses: Advisory fee	1,591,995
Administration fee	34,739
Administrative service fee	228,831
Services to shareholders	153,673
Distribution and shareholder servicing fees	776,441
Custodian fees	51,483
Accounting fees	68,646
Auditing	68,260
Legal	45,779
Directors' fees and expenses	12,026
Reports to shareholders and shareholder meeting	53,640
Registration fees	66,663
Other	22,917
Total expenses before expense reductions	3,175,093
Expense reductions	(208,734)
Total expenses after expense reductions	2,966,359
Net investment income (loss)	(997,188)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	36,157,213
Foreign currency related transactions	(265,099)
35,892,114
Net unrealized appreciation (depreciation) during the period on: Investments	(5,256,958)
Foreign currency related transactions	(841)
(5,257,799)
Net gain (loss) on investment transactions	30,634,315
Net increase (decrease) in net assets resulting from operations	$ 29,637,127

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2006	2005
Operations: Net investment income (loss)	$ (997,188)	$ (311,568)
Net realized gain (loss) on investment transactions	35,892,114	10,076,432
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,257,799)	3,711,544
Net increase (decrease) in net assets resulting from operations	29,637,127	13,476,408
Distributions to shareholders from: Net realized gains: Class A	(5,524,227)	(2,414,328)
Class B	(914,837)	(603,153)
Class C	(2,811,838)	(1,021,554)
Class S	(3,593,110)	(3,344,823)
Fund share transactions: Proceeds from shares sold	199,893,599	41,481,261
Reinvestment of distributions	10,099,071	6,204,502
Cost of shares redeemed	(114,097,698)	(51,909,639)
Redemption fees	53,877	19,952
Net increase (decrease) in net assets from Fund share transactions	95,948,849	(4,203,924)
Increase (decrease) in net assets	112,741,964	1,888,626
Net assets at beginning of period	95,004,131	93,115,505
Net assets at end of period (including accumulated net investment loss of $0 and $6,116, respectively)	$ 207,746,095	$ 95,004,131

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006[f]	2005[f]	2004[f]	2003[f]	2002[f]
Selected Per Share Data
Net asset value, beginning of period	$ 14.65	$ 13.67	$ 11.72	$ 10.83	$ 13.10
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.03)	(.08)	(.07)	(.08)
Net realized and unrealized gain (loss) on investment transactions	3.79	2.23	2.03	.96	(.76)
Total from investment operations	3.73	2.20	1.95	.89	(.84)
Less distributions from: Net investment income	—	—	—	—	(1.43)
Net realized gain on investment transactions	(1.20)	(1.22)	—	—	—
Total distributions	(1.20)	(1.22)	—	—	(1.43)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 17.18	$ 14.65	$ 13.67	$ 11.72	$ 10.83
Total Return (%)[b]	25.48	16.72	16.65	8.17	(6.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	30	29	10.6
Ratio of expenses before expense reductions (%)	1.53	1.79	2.10[c]	2.39[c]	8.06[c]
Ratio of expenses after expense reductions (%)	1.42	1.40	1.40[c]	1.40[c]	1.60[c]
Ratio of net investment income (loss) (%)	(.37)	(.25)	(.65)	(.70)	(.89)
Portfolio turnover rate (%)	105	60	109[d]	137[e]	188[e]

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[e] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

[f] On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 shares for every one share owned and net asset value per share increased correspondingly.

* Amount is less than $.005.

Class B Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.66	$ 13.47	$ 11.63	$ 10.83	$ 12.47
Income (loss) from investment operations: Net investment income (loss)[a]	(.19)	(.17)	(.19)	(.16)	(.19)
Net realized and unrealized gain (loss) on investment transactions	3.80	2.24	2.03	.96	(.67)
Total from investment operations	3.61	2.07	1.84	.80	(.86)
Less distributions from: Net investment income	—	—	—	—	(.78)
Net realized gain on investment transactions	(1.20)	(.88)	—	—	—
Total distributions	(1.20)	(.88)	—	—	(.78)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.83
Total Return (%)[b]	24.61	15.79	15.82	7.39	(6.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	8	9	3	2
Ratio of expenses before expense reductions (%)	2.28	2.54	2.85[c]	3.14[c]	8.91[c]
Ratio of expenses after expense reductions (%)	2.16	2.15	2.15[c]	2.15[c]	2.35[c]
Ratio of net investment income (loss) (%)	(1.11)	(1.00)	(1.40)	(1.45)	(1.64)
Portfolio turnover rate (%)	105	60	109[d]	137[e]	188[e]

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[e] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Amount is less than $.005.

Class C Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.66	$ 13.47	$ 11.63	$ 10.82	$ 12.48
Income (loss) from investment operations: Net investment income (loss)[a]	(.20)	(.17)	(.19)	(.16)	(.20)
Net realized and unrealized gain (loss) on investment transactions	3.81	2.24	2.03	.97	(.68)
Total from investment operations	3.61	2.07	1.84	.81	(.88)
Less distributions from: Net investment income	—	—	—	—	(.78)
Net realized gain on investment transactions	(1.20)	(.88)	—	—	—
Total distributions	(1.20)	(.88)	—	—	(.78)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.82
Total Return (%)[b]	24.61	15.79	15.82	7.49	(7.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	16	16	1.1
Ratio of expenses before expense reductions (%)	2.27	2.54	2.85[c]	3.14[c]	8.59[c]
Ratio of expenses after expense reductions (%)	2.17	2.15	2.15[c]	2.15[c]	2.35[c]
Ratio of net investment income (loss) (%)	(1.12)	(1.00)	(1.40)	(1.45)	(1.64)
Portfolio turnover rate (%)	105	60	109[d]	137[e]	188[e]

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[e] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Amount is less than $.005.

Class S Years Ended August 31,	2006[g]	2005[g]	2004[g]	2003[g]	2002[a,g]
Selected Per Share Data
Net asset value, beginning of period	$ 14.65	$ 13.63	$ 11.66	$ 10.76	$ 11.52
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.01	(.04)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.78	2.22	2.01	.95	(.75)
Total from investment operations	3.77	2.23	1.97	.91	(.76)
Less distributions from: Net investment income	—	—	—	(.01)	—
Net realized gain on investment transactions	(1.20)	(1.21)	—	—	—
Total distributions	(1.20)	(1.21)	—	(.01)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 17.22	$ 14.65	$ 13.63	$ 11.66	$ 10.76
Total Return (%)[c]	25.81	17.01	16.88	8.43	(6.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	41	38	46.4
Ratio of expenses before expense reductions (%)	1.28	1.54	1.85[d]	2.14[d]	1.35d,**
Ratio of expenses after expense reductions (%)	1.16	1.15	1.15[d]	1.15[d]	.17d,**
Ratio of net investment income (loss) (%)	(.11)	.00	(.40)	(.45)	.44**
Portfolio turnover rate (%)	105	60	109[e]	137[f]	188[f]

[a] For the period from July 15, 2002 (commencement of operations of Class S shares) to August 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

[g] On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .72649047 shares for every one share owned and net asset value per share increased correspondingly.

* Amount is less than $.005.

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Japan Equity Fund (formerly Scudder Japanese Equity Fund) (the "Fund") is a diversified series of the DWS Investors Funds, Inc. (formerly Scudder Investors Funds, Inc.) (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 12,261,774
Undistributed net long-term capital gains	$ 20,516,677
Unrealized appreciation (depreciation) on investments	$ 6,856,863

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended August 31,
	2006	2005
Distributions from ordinary income*	$ 1,014,704	$ 2,659,887
Distributions from long-term capital gains	$ 11,829,308	$ 4,723,991

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $274,573,042 and $188,945,940, respectively.

C. Related Parties

Investment Advisory Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Prior to July 1, 2006, the advisory fee payable under the Investment Advisory Agreement was equal to an annual rate of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

Annual Management Fee Rate
First $500 million of the Fund's average daily net assets	.850%
Next $500 million of such net assets	.835%
Next $1.0 billion of such net assets	.820%
Over $2.0 billion of such net assets	.805%

For the period from September 1, 2005 through June 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class S	1.15%

Effective July 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee or reimburse expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class S	1.15%

Accordingly, for the year ended August 31, 2006, the Advisor waived a portion of its fee pursuant to these agreements aggregating $177,363 and the amount imposed aggregated $1,414,632, which was equivalent to an annual effective rate of 0.75% of the Fund's daily average net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $3,928 of other expenses.

Administrator Service Fee. Prior to July 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, served as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund paid ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee was calculated and accrued daily and paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the period September 1, 2005 through June 30, 2006, the Administrator Service Fee aggregated $228,831, all of which is paid.

Various third-party service providers provided certain services to the Fund. Certain expenses of the Fund were not borne by ICCC, such as taxes, brokerage, interest and extraordinary expenses, and fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

Administration Fee. Effective July 1, 2006, the Administrator agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 through August 31, 2006, the Advisor received an Administration fee of $34,739, of which $17,531 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2006, the transfer agent charges to the Fund by DWS-SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$ 50,438	$ 10,797	$ —
Class B	9,472	2,274	—
Class C	33,674	5,933	—
Class S	38,726	7,240	—
	$ 132,310	$ 26,244	$ —

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$ 177,925	$ 1,198	$ 13,398
Class B	96,226	—	8,437
Class C	355,022	—	37,014
	$ 629,173	$ 1,198	$ 58,849

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2006, the Shareholder Servicing Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2006	Annual Effective Rate
Class B	$ 31,269	$ 5,965.24%
Class C	115,999	24,954.24%
	$ 147,268	$ 30,919

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2006 aggregated $112,746.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2006, the CDSC for Class B and C shares aggregated $93,630 and $42,702, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2006, DWS-SDI received $22,201.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $21,720, of which $6,360 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	5,576,4036	$ 94,642,123	1,059,455	$ 14,754,765
Class B	710,744	12,339,777	595,742	8,063,174
Class C	3,091,762	53,315,505	369,751	5,077,720
Class S*	2,256,585	39,596,194	996,496	13,585,602
		$ 199,893,599		$ 41,481,261
Shares issued to shareholders in reinvestment of distributions
Class A*	232,732	$ 3,993,681	128,392	$ 1,756,779
Class B	33,377	572,078	29,111	400,846
Class C	117,852	2,019,989	55,191	759,443
Class S*	204,620	3,513,323	240,755	3,287,434
		$ 10,099,071		$ 6,204,502
Shares redeemed
Class A*	(3,777,363)	$ (65,395,941)	(1,303,991)	$ (17,644,815)
Class B	(505,995)	(8,838,195)	(714,473)	(9,688,425)
Class C	(817,402)	(13,932,715)	(572,006)	(7,758,790)
Class S*	(1,499,807)	(25,930,847)	(1,245,597)	(16,817,609)
		$ (114,097,698)		$ (51,909,639)
Redemption fees		$ 53,877		$ 19,952
Net increase (decrease)
Class A*	2,031,772	$ 33,272,350	(116,144)	$ (1,117,280)
Class B	238,126	4,082,954	(89,620)	(1,224,405)
Class C	2,392,212	41,409,563	(147,064)	(1,920,879)
Class S*	961,398	17,183,982	(8,346)	58,640
		$ 95,948,849		$ (4,203,924)

* Shares for the year ended August 31, 2005, and through November 10, 2005 have been adjusted to reflect the effects of a reverse stock split effective November 11, 2005. See Note H.

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") entered into a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon the net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

H. Reverse Stock Split

On November 11, 2005, the Fund implemented a reverse stock split for the following Classes:

Class A	.72280270 shares for 1 share
Class S	.72649047 shares for 1 share

This action enabled the Fund to bring the net asset value per share of its various classes into closer alignment, without adversely affecting current shareholders. Each reverse stock split had no impact on the overall value of a shareholder's investment in the Fund. Capital share activity referenced in Note D, Share Transactions and per share data in the Financial Highlights tables have been updated to reflect the reverse stock split.

I. Payment to Fund

During the year ended August 31, 2006, a third party service provider reimbursed the Fund $447,026 for the diluting effect of an accounting adjustment related to a corporate action on the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Investors Funds, Inc. and the Shareholders of DWS Japan Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Japan Equity Fund (formerly Scudder Japanese Equity Fund) (one of the funds constituting DWS Investors Funds, Inc. (formerly Scudder Investors Funds, Inc.), hereafter referred to as the "Fund") at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.11 per share from net long-term capital gains during its year ended August 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $25,000,000 as capital gain dividends for its year ended August 31, 2006, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $130,000 and earned $130,000 of foreign source income during the year ended August 31, 2006. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the year ended August 31, 2006.

For federal Income tax purposes, the Fund designates $1,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Japan Equity Fund (the "Fund") was held on May 5, 2006 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Investors Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	8,071,595.446	184,068.952
Dawn-Marie Driscoll	8,080,136.037	175,528.361
Keith R. Fox	8,085,100.401	170,563.997
Kenneth C. Froewiss	8,071,809.254	183,855.144
Martin J. Gruber	8,074,911.401	180,752.997
Richard J. Herring	8,080,036.504	175,627.894
Graham E. Jones	8,071,530.590	184,133.808
Rebecca W. Rimel	8,075,639.771	180,024.627
Philip Saunders, Jr.	8,066,934.369	188,730.029
William N. Searcy, Jr.	8,081,229.504	174,434.894
Jean Gleason Stromberg	8,067,172.816	188,491.582
Carl W. Vogt	8,072,611.487	183,052.911
Axel Schwarzer	8,071,256.853	184,407.545

The meeting was adjourned until June 9, 2006, at which time the following matters were voted upon by the shareholders:

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,203,769.326	143,141.379	159,761.234	1,628,753.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,196,513.808	148,927.612	161,230.519	1,628,753.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,165,271.854	164,596.394	176,803.691	1,628,753.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,183,284.596	245,177.667	78,209.676	1,628,753.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,192,382.143	235,578.576	78,711.220	1,628,753.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,193,239.028	235,225.235	78,207.676	1,628,753.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,191,885.355	236,577.908	78,208.676	1,628,753.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,183,090.435	244,870.284	78,711.220	1,628,753.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,192,474.357	235,989.906	78,207.676	1,628,753.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,186,483.222	241,979.041	78,209.676	1,628,753.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,194,562.899	233,900.364	78,208.676	1,628,753.000

IV. Approval of Reclassification of the Fund's Investment Objective as Non-Fundamental.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,051,521.768	274,311.627	180,838.544	1,628,753.000

V. Approval of Amended and Restated Articles of Incorporation.1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,169,070.228	174,932.619	162,669.092	1,628,753.000

1 This proposal was not approved by the shareholders.

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 2006

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2002

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2002

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2006

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	FJEAX	FJEBX	FJECX
CUSIP Number	23339K 109	23339K 208	23339K 307
Fund Number	460	660	760
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	FJESX
Fund Number	2369

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, August 31, 2006, Japan Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R Fox, the chair of the Funds' audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS JAPAN EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$58,100	$128	$0	$0
2005	$55,600	$225	$8,735	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$115,500	$73,180	$0
2005	$302,200	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$8,735	$136,355	$89,635	$234,725

All other engagement fees were billed for services in connection with process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2006